                                                                   Exhibit 10.26

                            Schedule to Exhibit 10.26

         Pursuant to Instruction 2 to Item 601 of Regulation S-K under the Securities Act of 1933, as amended, the following is a schedule of documents substantially identical in all material respects except as to the parties thereto, the dates of execution, or other material details from the document filed as Exhibit 10.26.

Exhibit 10.26 Filed

Agreement:  Power of Attorney
Date:       September 26, 2003
Grantor:    Wang Xiu Ling
Grantee:    Wang Lei Lei
Terms:      Grantor authorizes Grantee or such other individual employed and designated by Beijing Super Channel Network Technology Limited the rights with respect to Grantor's rights in Beijing Lei Ting Wan Jun
            Network Technology Limited

Agreements Substantially Identical to Exhibit 10.26 and Omitted

Agreement:  Power of Attorney
Date:       September 26, 2003
Grantor:    Wang Lei Lei
Grantee:    Hong Liang
Terms:      Grantor authorizes Grantee rights or such other individual employed and designated by Beijing Super Channel Network Technology Limited the rights with respect to Grantor's rights in Beijing Lei Ting Wan
            Jun Network Technology Limited

Agreement:  Power of Attorney
Date:       September 26, 2003
Grantor:    Wang Xiu Ling
Grantee:    Wang Lei Lei
Terms:      Grantor authorizes Grantee or such other individual employed and designated by Beijing Super Channel Network Technology Limited the rights with respect to Grantor's rights in Shenzhen Freenet
            Information Network Technology Limited

Agreement:  Power of Attorney
Date:       September 26, 2003
Grantor:    Sheng Yong
Grantee:    Wang Lei Lei
Terms:      Grantor authorizes Grantee or such other individual employed and designated by Beijing Super Channel Network Technology Limited the rights in regards to Grantor's rights in Shenzhen Freenet
            Information Network Technology Limited


Agreement:  Power of Attorney
Date:       November 19, 2003
Grantor:    Wang Xiu Ling
Grantee:    Wang Lei Lei
Terms:      Grantor authorizes Grantee or such other individual employed and designated by Puccini Network Technology (Beijing) Limited the rights in regards to Grantor's rights in Beijing Lei Ting Wu Ji
            Network Technology Limited

Agreement:  Power of Attorney
Date:       November 19, 2003
Grantor:    Wang Lei Lei
Grantee:    Hong Liang
Terms:      Grantor authorizes Grantee or such other individual employed and designated by Puccini Network Technology (Beijing) Limited the rights in regards to Grantor's rights in Beijing Lei Ting Wu Ji
            Network Technology Limited

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[Translation of Chinese original]

Power of Attorney


     I, Wang Xiu Ling, citizen of the People's Republic of China (the " PRC"), PRC passport number PCHN143637106, hereby irrevocably authorize Mr. Wang Lei Lei to exercise the following powers and rights during the term of this Power of
Attorney:

     I hereby assigns Mr. Wang Lei Lei to vote on my behalf at the shareholders' meetings of Beijing Lei Ting Wan Jun Network Technology Ltd and exercise the full voting rights as the shareholder of the company as granted to me by law and under the Articles of Association of the company, including but not limited to, the right to sell or transfer any or all of my shares of Beijing Lei Ting Wan Jun Network Technology Ltd and as my authorized representative on the shareholders' meeting of the company to designate and appoint the directors and the general manager and other senior officers of Beijing Lei Ting Wan Jun Network Technology Ltd.

     The above authorization is based upon the fact that Mr. Wang Lei Lei is acting as an employee of Beijing Super Channel Network Limited and Beijing Super Channel Network Limited accepts such authorization and designation. Once Mr. Wang Lei Lei loses his title or position in Beijing Super Channel Network Limited or Beijing Super Channel Network Limited issues a written notice to dismiss or replace the designated/authorized person, I will withdraw such authorization to him immediately and designate/authorize other individual employed by Beijing Super Channel Network Technology Limited to exercise the full shareholders voting rights on behalf of myself at the shareholders' meetings of Beijing Lei Ting Wan Jun Network Technology Ltd.

     The term of this Power of Attorney is ten (10) years except for the early termination of Business Operation Agreement jointly executed by Beijing Super Channel Network Limited, Beijing Lei Ting Wan Jun Network Technology Ltd, Wang Lei Lei and me by any reason, commencing from the execution date of this Power of Attorney.


                                                         ____________(Signature)
                                                                   Wang Xiu Ling


                                                                      09/26/2003